                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 2, 1999
                                                          ------------

                       Home Security International, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



              Delaware                   333-26399              98-0169495
----------------------------------      -----------         ------------------
   (State or other jurisdiction         (Commission          (I.R.S. Employer
          of incorporation)             File number)        Identification No.)



              Level 7, 77 Pacific Highway
              North Sydney, NSW Australia                   2060
       ------------------------------------------       ------------
        (Address of principal executive offices)         (Zip Code)



  Registrant's telephone number, including area code:  (011) (612) 9936-2424
                                                       ---------------------



               _________________________________________________________________
               Former name or former address, if changed since last report
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Item 2. Acquisition of Assets
        ---------------------

        On June 2, 1999, Home Security International, Inc. ("HSI" or the "Company"), closed the purchase of the remaining 24.96% interest in Ness Security Products Pty Limited ("Ness"), a 75.04% indirect subsidiary of HSI. Ness is a leading manufacturer of security alarm products in Australia and the Company's sole supplier of the security guard alarm.

        On April 9, 1999, the Company agreed to effectively purchase this 24.96% interest through a series of transactions in which: (i) Circosta agreed to enter into a Non-Competition Agreement with the Company in exchange for a cash payment of $621,200; (ii) Circosta agreed to purchase 277,778 shares of HSI Common Stock for $2,484,800 (payable through a 90 day promissory note secured by the HSI Common Stock); (iii) Ness agreed to redeem 260,000 shares of Ness ("Ness Shares") from Circosta Pty Limited, a unit trust beneficially owned by Nazareno Circosta the principal management officer of Ness ("Circosta") as well as certain relevant employees, for $2,025,360 (collectively, the "Redemption Transaction"). In addition, Ness agreed to pay $2,902,246 to Circosta in exchange for Circosta terminating his existing employment contract and entering into a new employment contract with Ness.

        As a result of the Redemption Transaction, the Company's wholly-owned subsidiary, Integrated International Home Security Limited, became the sole owner of Ness. The Redemption Transaction was subject to certain Australia governmental approvals and other closing conditions. The dollar amounts used in this paragraph are in US dollars, reflecting approximate conversion rates from Australian dollars as of April 9, 1999.

        The company previously acquired the controlling 75.04% interest in Ness as of September 30, 1998. See the Form 8-K Current Report filed on October 7, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

          (a) See the Financial Statements filed on the Form 8-KA Current Report on December 15, 1998.

          (b) See the Pro Forma Financial Information filed on the Form 8-KA Current Report on December 15, 1998.

          (c) Exhibits. The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

          10.1 Share Buy Back Agreement between Ness Security Products Pty Ltd. and Integrated International Home Security Limited.

          10.2 Employment Agreement between Ness Security Products Pty Limited; Nazareno Circosta and Home Security International, Inc.

          10.3 Agreement between Nazareno Circosta and Ness Security Products Pty Limited.

          10.4 Non-Competition Agreement between Nazareno Circosta and Home Security International, Inc.

          10.5 Share Buy Back Agreement between Circosta Pty Limited and Ness Security Products Pty Limited.

                       HOME SECURITY INTERNATIONAL, INC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this 8-K report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HOME SECURITY INTERNATIONAL, INC.

                                        BY: /s/ Mark Whitaker
                                            ____________________________________
                                            Mark Whitaker
                                            Chief Financial Officer



Dated:  June 17, 1999